PARAMETRIC EMERGING MARKETS EQUITY FUND

PARAMETRIC INTERNATIONAL EQUITY FUND

Supplement to Prospectus and

Statement of Additional Information dated June 1, 2019

PARAMETRIC INTERNATIONAL EQUITY FUND

Supplement to Summary Prospectus dated June 1, 2019

Effective January 15, 2020, Investor Class shares of Parametric International Equity Fund (the “Fund”) will be redesignated as Class A shares. The share class redesignation will not result in changes to the annual operating expenses of Class A or the Fund. Effective January 15, 2020, Class A shares will be sold subject to the sales charge set forth below, subject to certain exceptions. Shareholders holding Investor Class shares redesignated as Class A shares on January 15, 2020 will not pay a sales charge in connection with the redesignation. In addition, such Investor Class shareholders who established their Fund accounts prior to January 15, 2020 will not be subject to a sales charge on future purchases of Class A Shares for such accounts. The Fund intends to further supplement its Prospectus, Summary Prospectus and Statement of Additonal Information on or about January 15, 2020 to provide more detailed information regarding Class A shares including, the expense example, sales charge waivers, and exchange privileges.

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but less than $3,000,000	0.00**	0.00**	TIERED**
$3,000,000 or more	0.00**	0.00**	TIERED**
*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage
**	No sales charge is payable at the time of purchase on investments of $1 million or more. The principal underwriter will pay a commission to financial intermediaries on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.75% on amounts of $3 million or more. A contingent deferred sales charge of 1.00% will be imposed on such investments in the event of redemptions within 18 months of purchase.

December 13, 2019	34036 12.13.19